SUBSCRIPTION AGREEMENT


                  SUBSCRIPTION AGREEMENT, made as of October 4, 1996, between NEWS COMMUNICATIONS, INC., a Nevada corporation with its principal offices at 173-15 Horace Harding Expressway, Fresh Meadows, New York 11365 (the "Company", which term shall include any corporation or entity which succeeds to or generally assumes the obligations of the Company), and the Persons listed on Schedule A annexed hereto (each a "Purchaser").

         1.       Purchase of Securities.

                  1.1 Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser hereby agrees to purchase from the Company, for the sum listed next to such Purchaser's name on Schedule A in the column entitled "Purchase Price," (a) the number of shares of the Company's Convertible Preferred Stock, par value $1.00 per share (the "Shares"), listed next to such Purchaser's name in Schedule A in the Column entitled "No. of Shares," such Shares having designations, preferences and relative participating, conversion or other special rights or qualifications, limitations or restrictions as are set forth in the Certificate of Designation with respect thereto annexed hereto as Exhibit 1, and (b) warrants, in the form annexed hereto as Exhibit 2, to purchase the number of shares of the Company's Common Stock, par value $.01 per share (the "Warrants"), listed next to such Purchaser's name in Schedule A in the column entitled "No. of Warrants."

                  1.2 At the Closing (as hereinafter defined), each Purchaser shall initiate a wire-transfer in the amount of its Purchase Price to a bank account specified by the Company and the Company shall deliver to such Purchaser certificates representing the Shares and the Warrants purchased by it.

                  1.3 The closing of the sale of the Shares and the Warrants ("Closing") shall take place at the offices of Graubard Mollen & Miller, 600 Third Avenue, New York, New York 10016, at 10:00 A.M., on the second business day following the date on which the Certificate of Designation with respect to the Shares has been filed in the office of the Secretary of State of Nevada. It shall be a condition to the obligations of each Purchaser hereunder that, (a) on or before the Closing, the Company and Jerry Finkelstein shall have entered into an agreement extending the term of Mr. Finkelstein's employment agreement for a period of five years from its present date of expiration on the terms and conditions of such employment agreement as are in effect on the date hereof and
(b) the Purchasers shall receive a certificate executed by the President and the Chief Financial Officer of the Company reaffirming the representations and warranties of the Company set forth herein as being true and correct on the date of the Closing. It shall be a condition to the obligations of the Company hereunder that Mr. Wilbur Ross shall agree to serve as a director of the Company, as Chairman of its Executive Committee and as its Chief Executive Officer, as set forth in Section 6 hereof.

                  1.4 Promptly after the Closing, the Company shall take such steps as are necessary to cause the shares of the Common Stock issuable upon conversion of the Shares and exercise of the Warrants to be listed for trading on the Nasdaq SmallCap Market, subject to notice of issuance.

         2. Representations of the Purchaser. Each Purchaser represents and warrants for itself as follows:

                  2.1 It recognizes that making the investment hereby involves a high degree of risk in that (i) it may not be able to liquidate its investment;
(ii) transferability of its investment may be unavailable or extremely limited; and (iii) it could sustain the loss of its entire investment.

                  2.2 It is able to bear the economic risk of this investment.

                  2.3 It is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

                  2.4 It has sufficient prior investment experience, including investment in non-registered securities, to evaluate the merits and risks of such an investment on its behalf. It recognizes the highly speculative nature of this investment.

                  2.5 It has been furnished by the Company during the course of this transaction with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review including, but not limited to, any and all documents filed by the Company with the United States Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, or otherwise; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of its investment hereby, and any additional information which it has requested. It has made such investigation of the Company, including its business and financial condition, as it has deemed necessary for its purposes and is not relying upon any statements or information about the Company, it business, properties, financial condition and prospects except the representations and warranties set forth in this Agreement.

                 2.6 The Shares and Warrants are being purchased for its own account, for investment and not for distribution or resale to others.

                  2.7 It understands that the Shares and the Warrants will not be registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon its investment intention. In this connection, it understands that it is the position of the SEC that the statutory basis for such exemption would not be present if its representation merely meant that its present intention was to hold the Shares or the Warrants for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, or for any other fixed period. It realizes that, in the view of the foregoing, a purchase with an intent to resell would represent a purchase with an intent inconsistent with its representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which the exemption is not available.

         3.       Restriction on Transfer.

                  3.1 Neither the Shares, the Warrants nor any shares of Common Stock of the Company issuable upon conversion of the Shares or exercise of the Warrants (collectively, the "Securities") shall be transferable, except upon the conditions specified in this Agreement, which conditions are intended, in part, to insure compliance with the provisions of the Act.

                  3.2 Each Purchaser covenants and agrees that it will not sell, assign or otherwise transfer or pledge or hypothecate any of the Securities except pursuant to an effective registration statement under the Act or in a transaction which is exempt from the registration provisions of the Act. Each Purchaser will cause any proposed transferee of the Securities (other than pursuant to an effective registration statement or pursuant to Rule 144 promulgated under the Act) to agree to take and hold such Securities subject to the provisions of this Article 3.

                  3.3 All certificates representing any of the Securities will bear a legend of the following or similar words:

                  The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended. These securities have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, pledged, hypothe-

                  cated or otherwise transferred without an effective Registration Statement for such securities under the Securities Act of 1933, as amended, and applicable state securities laws, or an opinion of counsel satisfactory to News Communications, Inc. to the effect that registration is not required under such Act or such state securities laws.

         4.       Representations by the Company.

                  4.1 The Company represents and warrants to each Purchaser that:

                        (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power to conduct the business which it conducts and proposes to conduct.
                        (b) The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company. The Company knows of no pending or threatened action or proceeding seeking to prevent the Company from consummating the transactions contemplated by this Agreement.

                        (c) The Shares, Warrants and shares of Common Stock issuable upon conversion of the Shares and exercise of the Warrants have been duly and validly authorized, and, when issued in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable.

                        (d) To the best of the knowledge of the Company, the action entitled Jean Jee v. News Communications, Inc. and all other litigation brought against the Company or any of its subsidiaries as a defendant is without merit, fully insured against or will not result in an adverse judgment which would have a material adverse effect on the Company.

                        (e) No warrants, options or other securities or contracts which could lead to the issuance of Common Shares ("Derivative Securities") have been issued or entered into since May 1, 1996 except for the issuance in May 1996 of warrants to purchase an aggregate of 600,000 Common Shares issued to D.H. Blair Investment Banking Corp. and the granting in August 1996 of options to purchase 10,000 Common Shares to each of the Company's present directors pursuant to the Company's Non-Discretionary Directors' Stock Option Plan.
                        (f) No Derivative Securities have been exercised by any holder thereof since May 1, 1996.

                        (g) The Company knows of no investigation pending or threatened by the SEC or any other regulatory or self-regulatory body concerning the Company.
                        (h) To the best of the knowledge of the Company, the Company, the Annual Report of the Company on Form 10-K for the fiscal year ended November 30, 1995 and the quarterly reports of the Company on Form 10-Q for subsequent periods through the quarter ended May 31, 1996, as filed with the SEC, are true and correct in all material respects. To the best of the knowledge of the Company, since November 30, 1995, there has been no material adverse change to the business or operations of the Company.

                  4.2 The  representations  and  warranties  of the  Company  in
Section 4.1 shall survive the Closing until February 28, 1998.

         5. Use of Proceeds. The proceeds received by the Company from the sale of the Shares and Warrants pursuant to this Agreement shall be used only to pay indebtedness, for acquisitions of new businesses and for general working capital.

         6.       Directors and Officers.

                           (a)      On or before the Closing, the Company's
Board of Directors shall take such steps as are necessary to increase the size of the whole Board to 16 members, of whom one-half shall be nominated and elected by the holders of the Shares in accordance with the provisions of the Certificate of Designation with respect to the Shares. As so reconstituted, the Board of Directors shall consist of Gary Ackerman, Eric Breindel, John Catsimatidis, Jerry Finkelstein, Andrew Maloney, Michael Schenkler Andrew Stein and Arthur Tarlow, as designees of the management of the Company (the "Current Directors"), and Carl Bernstein, Mark Dickstein, John E. McConnoughty, Jr., Robert P. Nederlander, Wilbur L. Ross, Jr., Sy Syms, Hillel Weinberger and Sydney Gruson, as designees of the holders of the Shares (the "New Directors"). Joseph K. Fisher, David Jaroslawicz, William J. Kelleher, Jr., Christopher McGrath and Martin J. McLaughlin, who are currently serving as directors of the Company, shall resign as directors and shall be invited to serve as members of advisory boards to the Company's publications.

                           (b)      If a vacancy occurs among the Current
Directors which will be filled by the Board of Directors, the New Directors shall vote to elect as a director the person selected by the remaining Current Directors to fill such vacancy. If a vacancy occurs among the New Directors which will be filled by the Board of Directors, the Current Directors shall vote to elect as a director the person selected by the remaining New Directors to fill such vacancy.

                           (c)      Upon his election to the Board of Directors
of the Company, Wilbur L. Ross, Jr. shall serve as Chairman of the Executive Committee of the Board of Directors. Until such time as a full-time paid Chief Executive Officer is hired by the Company, Mr. Ross shall serve in such capacity. In consideration for the services provided by Mr. Ross, he shall be paid $1 per year and shall be granted five-year options to purchase 200,000 shares of Common Stock, exercisable at $2.00 per share, under the Company's Discretionary Directors' and Officers' Stock Option Plan.

         7. Transfer. The Company shall not be required (i) to transfer on its books any securities of the Company which shall have been sold or transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such securities or to accord the right to vote as such owner or to pay dividends to any transferee to whom such securities have been transferred in violation of this Agreement.

         8. Amendment. No amendment or alteration of the terms of this Agreement shall be valid unless made in writing and signed by both of the parties hereto.

         9. Governing Law. This Agreement shall be governed by the law of the State of New York applicable to agreements made and to be performed therein.

         10. Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

         11. Notices. Any notices required or permitted to be given hereunder shall be sufficient if made in writing, and if delivered by hand against written receipt therefor, or sent by certified mail, return receipt requested, to the addresses set forth above or below or such other address as either party may from time to time designate in writing to the other, and shall be deemed given as of the date of the delivery (if delivered by hand) or mailing (if mailed).

         12. Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         13. Entire Agreement. This Agreement and the Exhibits hereto contain the entire agreement of the parties with respect to the subject matter hereof and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, distributees, permitted successors and assigns.

         14. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

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

        15. Headings. The article and section headings and subheadings appearing in this Agreement are for purposes of easy reference and shall not be considered a part of this Agreement or in any way to modify, amend or affect its provisions.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                        NEWS COMMUNICATIONS, INC.


                                        By:  /s/ Michael Schenkler
                                            ---------------------------------
                                            Michael Schenkler, President

[PURCHASERS]




----------------------------------

                                    EXHIBIT 1

                           CERTIFICATE OF DESIGNATION

                                       OF

                       $10.00 CONVERTIBLE PREFERRED STOCK

                                       OF

                            NEWS COMMUNICATIONS, INC.

                     --------------------------------------
                       Pursuant to Section 78.195 of the
                             Nevada Revised Statutes
                     --------------------------------------


                  NEWS  COMMUNICATIONS,   INC.,  a  corporation   organized  and
existing under the laws of the State of Nevada, DOES HEREBY CERTIFY THAT:

                  FIRST:   News Communications, Inc. (the "Corporation") was
incorporated under the laws of the State of Nevada on May 20, 1986;

                  SECOND: Pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, under the provisions of Section 78.195 of the Nevada Revised Statutes, the Board of Directors of the Corporation on October 3, 1996, fixed the designations, preferences and relative, participating, optional, conversion or other special rights, or qualifications, limitations or restrictions of up to 200,000 shares of preferred stock of the Corporation, $1.00 par value, as follows:

                  (1) Designation. A series of preferred stock shall be designated and known as the $10.00 Convertible Preferred Stock (hereinafter called "$10.00 Convertible Preferred Stock"). Each share of $10.00 Convertible Preferred Stock shall be identical in all respects with the other shares of $10.00 Convertible Preferred Stock.

                  (2)  Number  of  Shares.   The  number  of  shares  of  $10.00
Convertible Preferred Stock shall be 200,000 shares. Shares of $10.00 Convertible Preferred Stock purchased by the Corporation shall be canceled and shall revert to authorized but unissued shares of preferred stock undesignated as to series. The shares of $10.00 Convertible Preferred Stock shall not be callable by the Corporation.

                  (3) Dividends. Dividends shall be payable on the $10.00 Convertible Preferred Stock at a rate equal to five times the amount of dividends, if any, per share declared and paid by the Corporation on its Common Stock, as and when dividends may be declared and paid upon the Common Stock, payable out of funds legally available for the declaration of dividends.

     Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding shares of any junior stock, and/or any parity stock (other than $10.00 Convertible Preferred Stock), and no holders of shares of $10.00 Convertible Preferred Stock shall be entitled to share therein.

                  (4) Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, after payment to holders of any series of preferred stock or other class of securities entitled to a preference over holders of $10.00 Convertible Preferred Stock but before any distribution or payment shall be made to the holders of any junior stock, the holders of $10.00 Convertible Preferred Stock shall be entitled to be paid the amount of $10.00 per share, together with all accrued and unpaid dividends to such distribution or payment date. If such payment shall have been made in full to the holders of $10.00 Convertible Preferred Stock, then the remaining assets and funds of the Corporation shall be distributed among the holders of the other classes and series of capital stock of the Corporation, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of $10.00 Convertible Preferred Stock, then the holders of $10.00 Convertible Preferred Stock and the holders of all other parity stock shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled according to their respective rights and preferences. The merger or consolidation of the Corporation with or into one or more other entities or the sale, lease or conveyance of all or a part of its assets shall not be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this Section (4).

                  (5)      Voting and Other Rights.

                           (a)      Except as hereinafter specifically
provided, each issued and outstanding share of $10.00 Convertible Preferred Stock shall be entitled, with respect to all matters presented for a vote to holders of Common Stock, to such number of votes such share would have had if it had been converted into shares of Common Stock pursuant to Section (6) on the record date of stockholders entitled to vote on such matters, or, if no record date is established, at the date such vote is taken. The holders of $10.00 Convertible Preferred Stock shall be entitled to the same prior notice of all stockholders' meetings as is given to other stockholders and to vote together with such holders as set forth therein upon any matter submitted to such holders for a vote and not as a separate class. Except as specifically provided herein, if for any reason holders of $10.00 Convertible Preferred Stock shall be entitled to vote as a separate class, the holders of a majority in interest of $10.00 Convertible Preferred Stock entitled to vote in such election shall bind the entire class of $10.00 Convertible Preferred Stock. The shares of $10.00 Convertible Preferred Stock shall not have any relative, participating, optional or any other special rights or powers other than as set forth herein.

                           (b)      So long as at least 100,000 shares of
$10.00 Convertible Preferred Stock are outstanding, the holders of record thereof, acting as a single class, shall be entitled, at all meetings of stockholders and other times when directors are elected or appointed, to the exclusion of the holders of the Common Stock, to nominate and elect that number of directors of the Corporation equal to one-half of the total number of directors that shall constitute the whole Board of Directors. Any director so elected may be removed by, and shall not be removed without cause except by, the vote of the holders of record of a majority of the outstanding shares of the $10.00 Convertible Preferred Stock acting as a single class. During the period that the preceding provisions of this Section (5)(b) are in effect, the holders of the $10.00 Convertible Preferred Stock shall not be entitled to vote for the election of any other directors except as provided in this Section (5)(b).

                                    The vote of all of the holders of record
of the $10.00 Convertible Preferred Stock shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation or any similar document relating to any series of preferred stock) so as to affect adversely the powers, preferences or rights of the $10.00 Convertible Preferred Stock. The increase of the authorized amount of the Preferred Stock shall not be deemed to affect adversely the powers, preferences or rights of the $10.00 Convertible Preferred Stock.

                                    Unless the vote or consent of the holders
of a greater number of shares shall then be required by law, so long as at least 100,000 shares of $10.00 Convertible Preferred Stock are outstanding, the vote of the holders of record of a majority of the outstanding shares thereof, acting as a single class, shall be necessary for authorizing, effecting or validating
(i) the merger or consolidation of the Corporation into or with any other corporation, (ii) the sale of all or substantially all of the assets of the Corporation or (iii) the issuance of any parity stock (as hereinafter defined). In calculating s uch majority, the vote of any holder who has an interest in the transaction other than solely as a holder shall not be included.

                  (6)      Conversion.

                           (a)      Any holder of a share  of $10.00 Convertible
Preferred Stock may convert each such share, at any time and from time to time, into shares of Common Stock. The number of shares of Common Stock into which each share of $10.00 Convertible Preferred Stock may be converted shall be obtained by dividing $10.00 by the Conversion Price, which shall initially be $2.00 and shall be subject to adjustment from time to time as hereinafter provided in Section (6)(c) or (d) below and subject to the provisions regarding no issuance of fractional shares set forth in Section (6)(i) below. The conversion of any shares of $10.00 Convertible Preferred Stock shall not affect the holders' rights to dividends unpaid to the date of conversion but all rights to future dividends and any interest thereon shall terminate upon conversion. The shares of Common Stock into which the $10.00 Convertible Preferred Stock is convertible shall be referred to as the "Converted Securities."

                           (b)      In order to convert shares of $10.00
Convertible Preferred Stock into Converted Securities, the holder thereof shall surrender the certificate or certificates for $10.00 Convertible Preferred Stock, duly endorsed or in blank, to the Corporation at its principal office (or such other place as may be reasonably designated by the Corporation), shall give written notice to the Corporation at said office that he elects to convert the same and shall state in writing therein the name or names in which he wishes the certificates for Converted Securities to be issued and shall make payment to the Corporation of any applicable transfer or other taxes. The Corporation will, as soon as practicable thereafter, deliver at said office to such holder of shares of the $10.00 Convertible Preferred Stock or to his nominee or nominees, certificates for the number of full Converted Securities to which he shall be entitled as aforesaid and, if applicable, a check in lieu of any fractional share of Common Stock as provided in Section (6)(i). Shares of the $10.00 Convertible Preferred Stock shall be deemed to have been converted as of the date of the surrender of such certificate or certificates for conversion as provided above, and the person or persons entitled to receive the Converted
Securities issuable upon such conversion shall be treated for all purposes, including, but not limited to, the right to vote the Common Stock included as part of the Converted Securities, as the record holder or holders of such Common Stock on such date.

                           (c)      The Conversion Price of the $10.00
Convertible Preferred Stock and, accordingly, the number of shares of Common Stock into which the shares of $10.00 Convertible Preferred Stock may be converted, shall be subject to adjustment from time to time as follows:

                                    A.      In case the Corporation shall (i)
subdivide or split its outstanding shares of Common Stock into a larger number of shares by recapitalization, reclassification or split-up thereof, or by issuance of shares of Common Stock as a dividend or distribution on the Common Stock, or (ii) combine its outstanding shares of Common Stock into a smaller number of shares by recapitalization, reclassification or combination thereof, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any shares of $10.00 Convertible Preferred Stock thereafter shall be entitled to receive, upon such conversion effected after the happening of any of the events described above, the same number of shares of Common Stock as such holder would have received had such shares of $10.00 Convertible Preferred Stock been converted immediately prior to the happening of such event.

                                    B.      In case the Corporation after the
date hereof shall distribute to all of the holders of outstanding shares of Common Stock any securities or other assets (other than a cash distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the State of Nevada), the Board of Directors shall be required to make such equitable adjustment in the number of shares of Common Stock into which each share of $10.00 Convertible Preferred Stock is convertible pursuant to Section (6)(a) hereof, as in effect immediately prior to the record date for such distribution, as may be necessary to preserve for the holder rights substantially proportionate to those enjoyed hereunder by the holder immediately prior to the happening of such distribution.

                                    C.      In case the Corporation shall sell
any shares of Common Stock for a consideration per share less than the then-current Conversion Price, the Conversion Price in effect immediately prior to such sale shall be changed to a price (including any applicable fraction of a cent) determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and (ii) the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at the Conversion Price in effect immediately prior to such sale and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares; provided, however, that no such adjustment shall be made upon (i) the exercise of any options, warrants or other rights to acquire Common Stock outstanding on the date of issuance of the $10.00 Convertible Preferred Stock or (ii) the exercise of any options, warrants or other rights to acquire Common Stock granted pursuant to any employee benefit plan of the Corporation, whether such plan is in effect on the date of issuance of the $10.00 Convertible Preferred Stock or thereafter adopted.

                  An adjustment made pursuant to this Section (6)(c) shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a Section or combination. Such adjustments shall be made successively whenever any event described above shall occur.

                           (d)      In the case of any reclassification of the
outstanding Common Stock (other than a change which solely affects the par value of such shares of Common Stock or a change covered by Section (6)(c) hereof), or if the Corporation or any successor company shall consolidate or merge with, or convey all or substantially all its property and assets to, any other company, then, as a condition precedent to such reclassification, consolidation, merger or conveyance (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), adequate provision shall be made whereby the holders of shares of $10.00 Convertible Preferred Stock at the time outstanding shall thereafter be entitled to convert their shares of $10.00 Convertible Preferred Stock (or any other securities, other than Common Stock, that may be issued on such reclassification, consolidation, merger or conveyance with respect to or in exchange for the $10.00 Convertible Preferred Stock) into such shares of stock, securities or assets as may be issuable or payable with respect to, or in exchange for, the number of shares of Common Stock or the other shares of stock, securities or assets, as the case may be, into which their shares of the $10.00 Convertible Preferred Stock would be convertible immediately prior to such reclassification, consolidation, merger or conveyance; and the right which the holders of the $10.00 Convertible Preferred Stock have to receive additional shares of Common Stock on conversion of their shares of $10.00 Convertible Preferred Stock on account of any adjustment made pursuant to Section (6)(c) shall continue and be preserved in respect of any stock or other securities of the successor company into which shares of the $10.00 Convertible Preferred Stock shall thereafter become exchangeable.

                                    In the case the Corporation shall, at any
time prior to the conversion of all of the $10.00 Convertible Preferred Stock, offer to the holders of its Common Stock any rights to subscribe for additional shares of Common Stock or shares of any other class of the Corporation, then the Corporation shall give written notice thereof to the registered holders of the $10.00 Convertible Preferred Stock not less than 20 days prior to the date on which the books of the Corporation are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder of $10.00 Convertible Preferred Stock to participate in such offer of subscription shall terminate if the $10.00 Convertible Preferred Stock shall not be converted on or before the date of such closing of the books or such record date.

                                    Whenever the number of shares of Common
Stock deliverable upon the conversion of each share of $10.00 Convertible Preferred Stock shall be adjusted pursuant to the provision of Section (6)(c) or
(d), the Corporation shall promptly (A) file with the transfer agent, if any, for the shares of $10.00 Convertible Preferred Stock a certificate, signed by the Chairman of the Board or the President or a Vice President of the Corporation, and (B) mail, or cause the transfer agent to mail, to all holders of shares of $10.00 Convertible Preferred Stock, at their last address as they shall appear upon the stock records of the Corporation, a notice, setting forth in each case, the increased or decreased number of shares of Common Stock thereafter deliverable upon the exchange of each share of $10.00 Convertible Preferred Stock. The certificate filed with the transfer agent shall show, in addition, in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based.

                                    The term "Common Stock" shall mean (A) the
class of stock designated as the "Common Stock" of the Corporation at the date of initial issuance of shares of the $10.00 Convertible Preferred Stock or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value or from no par value to par value, or (C) any capital stock of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage of par or preference value in respect of the rights of holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation. In the event that, at any time, as a result of an adjustment made pursuant to Section (6)(c) or (d) above, the holder of any share of the $10.00 Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of the Corporation's Common Stock as in effect on the date hereof, then the shares so receivable upon conversion of any share of the $10.00 Convertible Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in Section
(6)(c) or (d).

                                    At all times, a sufficient number of the
authorized but unissued shares and/or treasury shares of Common Stock shall be reserved by the Corporation for the purpose of conversion of all shares of the $10.00 Convertible Preferred Stock at the time outstanding.

                                    In lieu of fractions of shares of Common
Stock issuable upon conversion of the $10.00 Convertible Preferred Stock, the Corporation shall pay to the holder in cash the Fair Market Value (as hereinafter defined) of any such fraction of a share of Common Stock on the date of conversion.

                  (7) Preemptive Rights. The holders of shares of $10.00 Convertible Preferred Stock shall, as such, have no preemptive right to purchase or otherwise acquire shares of any class of stock or other securities of the Corporation now or hereafter authorized.

                  (8) Junior and Parity Stock. As used herein with respect to $10.00 Convertible Preferred Stock, the following terms shall have the following meanings:

                           (a) The term "parity stock" shall mean all series of preferred stock (including, but not limited, to the $10.00 Convertible Preferred Stock) and any other class of stock of the Corporation hereafter authorized ranking on a parity with the $10.00 Convertible Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

                           (b) The term "junior stock" shall mean the Corporation's Common Stock, par value $.01 per share, and any other class of stock of the Corporation hereafter authorized over which preferred stock, including, but not limited to, $10.00 Convertible Preferred Stock, has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

                  (9) Senior Stock. The Corporation may not, without the consent of the holders of a majority of the $10.00 Convertible Preferred Stock, create any new class or series of preferred stock with rights senior to the $10.00 Convertible Preferred Stock.

                  (10) Fair Market Value. As used herein with respect to $10.00 Convertible Preferred Stock, "Fair Market Value" shall mean:

                           (a) If the principal market for the Common Stock is a
                  national securities exchange or the Nasdaq National Market System or the Nasdaq SmallCap Market, the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system; or

                           (b) If the principal market for the Common Stock is not a national securities exchange or the Nasdaq National Market System or the Nasdaq SmallCap Market and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System, the average of the closing bid and closing asked prices of the Common Stock on the date in question, as quoted on such System; or

                           (c) If the  principal  market for the Common Stock is
                  not a national securities exchange or the Nasdaq National Market System or the Nasdaq SmallCap Market and the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, the mean between the highest bid and lowest asked prices for the Common Stock on the date in question, as reported by the National Quotation Bureau, Inc. ("NQB") or at least two market makers in the Common Stock if quotations are not available from NQB but are available from market makers; or

                           (d) If the  principal  market for the Common Stock is
                  not (a), (b) or (c), "Fair Market Value" shall be determined by the Corporation's Board of Directors, whose decision shall be final and binding.

                  (11)     Registration Rights.

                           (a)      Demand Registration

                                            Grant of Right.  The Corporation,
upon written demand ("Demand Notice") of any holder or holders of not less than forty percent (40%) of the outstanding Shares ("Converting Holder(s)") made within five years of the date of this Agreement, agrees to register, on one occasion, all or any portion, as requested by the Converting Holder(s) in the Demand Notice, of the shares of Common Stock ("Common Shares") issuable upon conversion of the Shares of the Converting Holder(s) (collectively the "Registrable Securities"). On such occasion, the Corporation will use its best efforts to file a registration statement under the Act covering the Registrable Securities within ninety days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The Corporation covenants and agrees to give written notice of its receipt of any Demand Notice by any Converting Holder(s) to all other holders of the Shares within ten days from the date of the receipt of any such Demand Notice and will include in the registration statement the Registrable Securities of all such other holders who convert their Shares into Common Shares and who so request by written notice to the Corporation within ten days thereafter.

                                            Terms.  The Corporation shall bear
all fees and expenses attendant to registering the Registrable Securities pursuant to this Section 11(a), but the Converting Holder(s) whose Registrable Securities are included in the registration statement ("Holders") shall pay any and all underwriting commissions and non-accountable expenses of any underwriter selected by the Holders to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. The Corporation agrees to use its prompt best efforts to cause the filing required herein to become effective and to qualify or register the Registrable Securities in such States as are reasonably requested by the Holders; provided, however, that in no event shall the Corporation be required to register the Registrable Securities in a State in which such registration would cause (A) the Corporation to be obligated to do business in such State, or (B) the principal stockholders of the Corporation to be obligated to escrow their shares of capital stock of the Corporation. The Corporation shall cause any registration statement filed pursuant to the demand rights granted under Section 11(a) to remain effective for a period of at least nine months from the effective date of such registration statement.

                           (b)      "Piggy-Back" Registration.

                                    (i)     Grant of Right.  In addition to the
foregoing demand right of registration, the Holders of Registrable Securities shall have the right until five years from the date of this Agreement to include the Registrable Securities as part of any other registration of securities filed by the Corporation if allowable under the Act and the rules promulgated thereunder; provided however, that if, in the written opinion of the Corporation's managing underwriter or underwriters, if any, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by the Corporation or selling securityholders, will exceed the maximum amount of securities which can be marketed (A) at a price reasonably related to their then current market value, or (B) without materially and adversely affecting the entire offering, then the Corporation may exclude from such offering all or any portion of the Registrable Securities to be so registered.

                                    (ii)    Terms.  The Corporation shall bear
all fees and expenses attendant to registering the Registrable Securities pursuant to this Section 11(b), but the Holders shall pay any and all underwriting commissions and non-accountable expenses of any underwriter selected by the Holders to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such proposed registration, the Corporation shall furnish the then Holders of the outstanding Registrable Securities with not less than thirty days written notice prior to the proposed date of filing of such regis-

tration statement. Such notice to the Holders shall continue to be given for each registration statement filed (during such five-year period) by the Corporation until such time as all of the Registrable Securities have been registered and sold, if earlier. The Holders shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Corporation's notice of its intention to file a registration statement. The Corporation shall cause any registration statement filed pursuant to the above "piggy-back" rights to remain effective for at least nine months from the date that the Holders of the Registrable Securities are first given the opportunity to sell all of such securities.

                           (c)      General Terms.

                                    (i)  Indemnification.

                                         (A)     The  Corporation will indemnify
each Holder whose Registrable Securities are included in any such registration statement, with respect to which registration, qualification or compliance has been effected or attempted pursuant to this Section 11, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of the Act or any rule or regulation thereunder applicable to the Corporation in connection with any such registration, qualification or compliance, and will reimburse the Holder whose Registrable Securities are included in such registration statement, each such underwriter and each person who controls any such underwriter within the meaning of the Act or the Exchange Act, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Corporation by the Holder whose Registrable Securities are included in such registration statement.

                                      (B)  It shall be a condition to the
Corporation's obligations under this Section 11 that each Holder whose Registrable Securities are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Corporation, each of its directors and officers and each underwriter, if any, of the Corporation's securities covered by such registration statement, each person who controls the Corporation or such underwriter within the meaning of the Exchange Act and the Act and the rules and regulations thereunder, each other securityholder participating in such distribution and each of their officers, directors and partners, and each person controlling such other securityholder, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation and such other securityholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such document in reliance upon and in conformity with written information furnished to the Corporation such Holder; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the proceeds received by such Holder of securities sold as contemplated herein.

                                            (C)      Each party entitled to
indemnification under this subsection 11(c)(i)(the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this subsection 11(c)(i). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                                       (D)      Notwithstanding the foregoing
provisions of this subsection 11(c)(i), the parties acknowledge that it is the position of the SEC that indemnification for violations of the securities laws is unenforceable.

                                    (ii)    Information.  Each Holder shall
furnish to the Corporation such information regarding the Holder and the distribution proposed by such Holder as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 11.

                           (d)      Termination.  The rights granted under
this Section 11 shall terminate upon delivery to the Purchasers of an unqualified opinion of counsel to the Corporation in form and substance reasonably acceptable to counsel for the Purchaser to the effect that such rights are no longer necessary for the public sale of the shares of Common Stock issuable upon conversion of the Shares.

                  IN WITNESS WHEREOF, NEWS COMMUNICATIONS, INC. has caused this Certificate of Designation to be duly executed by its President and attested to by its Secretary, who affirm that the information contained in the foregoing Certificate of Designation is true under the penalties of perjury this ____ day of October 1996.

                                   NEWS COMMUNICATIONS, INC.


                                    By: /s/Michael Schenkler
                                       -----------------------------------
                                         Michael Schenkler, President


                                     By: /s/Martin J. McLaughlin
                                        ----------------------------------
                                         Martin J. McLaughlin, Secretary

                                    EXHIBIT 2

                                     WARRANT


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAW, HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                  News Communications, Inc. (the "Company") hereby grants to
                                                        (the
"Holder") the right, privilege, and option to purchase [ ,000] shares of its Common Stock, par value $.01 per share ("Common Stock"), at the purchase price, subject to adjustment as hereinafter provided, of U.S. $2.00 per share ("Warrant Price"), in the manner and subject to the conditions hereinafter provided.

                           Time of Exercise of Warrant.  This Warrant may be
exercised at any time or from time to time at or before 5:00 p.m., Eastern Time, on the fifth anniversary of the date of issuance hereof. The Company in its sole discretion may extend the duration of the period in which this Warrant may be exercised.

                           Method of Exercise.  This Warrant shall be exercised
in whole at any time or in part from time to time, by delivery of this Warrant with the Purchase Form attached hereto duly completed and executed to the Company at its principal executive offices accompanied by a certified or cashier's check payable to the order of the Company in payment of the Warrant Price, for the number of whole shares specified, together with appropriate endorsements or transfer documents, if any, and a check for payment of any applicable transfer or similar tax, if required. Upon clearance of the check, the Company shall make immediate delivery of a stock certificate evidencing the number of whole shares to which the Holder may be entitled. The Company shall not be required to make any cash or other adjustment in respect of any fraction of a share to which the Holder would otherwise be entitled. The Holder, by acceptance of this Warrant, expressly waives any right to receive a certificate for any fraction of a share or cash payment upon the exercise of this Warrant. In case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable hereunder. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Warrants of like tenor then outstanding. All shares of Common Stock issued hereunder and in conformity herewith shall be validly issued, fully paid and non-assessable.

                           Anti-Dilution Provisions.  If and to the extent that
the number of issued shares of Common Stock of the Company shall be increased or reduced by change in par value, split up, stock split, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to this Warrant and the Warrant Price shall be proportionately adjusted so that the Holder, upon exercise hereof shall be entitled to receive the number of shares of Common Stock which the Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

                  In case of any  reorganization  or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this
Section 3 shall similarly apply to successive reorganizations, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder.

                  In case the Company shall sell any shares of Common Stock for a consideration per share less than the then-current Warrant Price, the Warrant Price in effect immediately prior to such sale shall be changed to a price (including any applicable fraction of a cent) determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at the Warrant Price in effect immediately prior to such sale and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares; provided, however, that no such adjustment shall be made upon
(i) the exercise of any options, warrants or other rights to acquire Common Stock outstanding on the date of issuance of this Warrant or (ii) the exercise of any options, warrants or other rights to acquire Common Stock granted pursuant to any employee benefit plan of the Company, whether such plan is in effect on the date of issuance of this Warrant or thereafter adopted.

                  No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. The Company shall not issue fractional shares of Common Stock upon exercise of this Warrant.

                  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereto to the Holder of this Warrant stating the adjusted Warrant Price and the adjusted number of shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  Rights Prior to and Subsequent to Exercise of Warrant. This Warrant does not entitle the Holder to any of the rights of a stockholder of the company, including, without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration or redemption of this Warrant and prior to its exercise, any of the following events shall occur:

                                 the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the holders of its shares of Common Stock; or

                                 the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

                                 a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed, then in any one or more of said events the Company shall give notice in writing of such event to the Holder at his last address as it shall appear on the Company's records at least twenty (20) days' prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

                           Condition to Exercise of Warrant.  In order to enable
the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and relevant state law, the Company may require the Holder as a condition of the exercising of this Warrant, to give written assurance satisfactory to the Company that the shares subject to this Warrant are being acquired for his own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act. If the shares of Common Stock purchased pursuant to the exercise of this Warrant are not subject to an effective registration statement under the Securities Act, the certificate(s) evidencing shares of Common Stock purchased upon exercise of this Warrant shall bear the following restrictive legend or a similar legend to the same effect:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAW, HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD,

                  TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICA-

                  BLE STATE  SECURITIES LAW, OR THE COMPANY  RECEIVES AN OPINION
                  OF   COUNSEL,   SATISFACTORY   TO  THE   COMPANY,   THAT  SUCH
                  REGISTRATION IS NOT REQUIRED.

                        Registration Rights.

                        6.1   Demand Registration

                              (a)     Grant of Right.  If any holder or holders
of not less than forty percent (40%) of the outstanding Shares ("Exercising Holder(s)") exercises the right to exercise its or their Warrants into shares of Common Stock ("Common Shares"), the Company, upon written demand ("Demand Notice") of such Exercising Holder(s) made within five years of the date of this Warrant, agrees to register, on one occasion, all or any portion, as requested by the Exercising Holder(s) in the Demand Notice, of such Common Shares (collectively the "Registrable Securities"). On such occasion, the Company will use its best efforts to file a registration statement under the Act covering the Registrable Securities within ninety days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by any Exercising Holder(s) to all other holders of the Shares within ten days from the date of the receipt of any such Demand Notice and will include in the registration statement the Registrable Securities of all such other holders who convert their Shares into Common Shares and who so request by written notice to the Company within ten days thereafter.

                              (b)   Terms.  The Company shall bear all fees and
expenses  attendant to registering the Registrable  Securities  pursuant to this
Section 6.1, but the Exercising Holder(s) whose Registrable Securities are included in the registration statement ("Holders") shall pay any and all underwriting commissions and non-accountable expenses of any underwriter selected by the Holders to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its prompt best efforts to cause the filing required herein to become effective and to qualify or register the Registrable Securities in such States as are reasonably requested by the Holders; provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause (I) the Company to be obligated to do business in such State, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the demand rights granted under Section 6.1 to remain effective for a period of at least nine months from the effective date of such registration statement.

                           6.2      "Piggy-Back" Registration.

                                    (a)     Grant of Right.  In addition to the
foregoing demand right of registration, the Holders of Registrable Securities shall have the right until five years from the date of this Agreement to include the Registrable Securities as part of any other registration of securities filed by the Company if allowable under the Act and the rules promulgated thereunder; provided however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by the Company or selling securityholders, will exceed the maximum amount of securities which can be marketed (I) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, then the Company may exclude from such offering all or any portion of the Registrable Securities to be so registered.

                               (b)  Terms.  The Company shall bear all fees and
expenses  attendant to registering the Registrable  Securities  pursuant to this
Section 6.2, but the Holders shall pay any and all underwriting commissions and non-accountable expenses of any underwriter selected by the Holders to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such proposed registration, the Company shall furnish the then Holders of the outstanding Registrable Securities with not less than thirty days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed (during such five-year period) by the Company until such time as all of the Registrable Securities have been registered and sold, if earlier. The Holders shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggyback" rights to remain effective for at least nine months from the date that the Holders of the Registrable Securities are first given the opportunity to sell all of such securities.

                     6.3   General Terms.

                           (a)   Indemnification.

                                 (i)    The Company will indemnify each Holder
whose Registrable  Securities are included in any such  registration  statement, with respect to which registration, qualification or compliance has been effected or attempted pursuant to this Section 6, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Act or the Securities Exchange Act of 1934 (the "Exchange Act"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse the Holder whose Registrable Securities are included in such registration statement, each such underwriter and each person who controls any such underwriter within the meaning of the Act or the Exchange Act, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder whose Registrable Securities are included in such registration statement.

                                (ii)    It shall be a condition to the
Company's obligations under this Section 6 that each Holder whose Registrable Securities are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of the Exchange Act and the Act and the rules and regulations thereunder, each other securityholder participating in such distribution and each of their officers, directors and partners, and each person controlling such other securityholder, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other securityholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such document in reliance upon and in conformity with written information furnished to the Company such Holder; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the proceeds received by such Holder of securities sold as contemplated herein.

                                            (iii)    Each party entitled to
indemnification under this subsection 6.3(a) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this subsection 6.3(a). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                                       (iv)     Notwithstanding the foregoing
provisions of this subsection 6.3(a), the parties acknowledge that it is the position of the SEC that indemnification for violations of the securities laws is unenforceable.

                             (b)     Information.  Each Holder shall furnish to
the Company such information regarding the Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 6.

                           6.4      Termination.  The rights granted under this
Section 6 shall terminate upon delivery to the Holder of an opinion of counsel to the Company to the effect that such rights are no longer necessary for the public sale of the shares of Common Stock issuable upon exercise of this Warrant.

                 Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company, of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen, or destroyed, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute, and deliver to the Holder a new Warrant of like date, tenor and denomination.

                  Governing Law. This Warrant and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the law of the State of New York.

                  IN WITNESS WHEREOF, News Communications, Inc. has caused this Warrant to be executed on the ____ day of October, 1996.


(SEAL)                                 NEWS COMMUNICATIONS, INC.


                                       By: /s/Michael A. Schenkler
                                          ---------------------------------
                                          Michael A. Schenkler, President

ATTEST:


----------------------------------
MARTIN J. McLAUGHLIN, Secretary

                                    PURCHASE

                  The undersigned, ________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase _______________ shares of the Common Stock of NEWS COMMUNICATIONS, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

                  The undersigned represents that the exercise of the foregoing Warrant was solicited by __________________________. If not solicited by _________________________, please write "unsolicited" in the space below. Unless otherwise indicated, it will be assumed that the exercise was solicited by
________________________.

                                         ______________________________________
                                         (Write "unsolicited" on above line if
                                          not solicited by ___________________)

Dated:___________________                 Signature: __________________________

                                          Address: ____________________________

                                                   ____________________________


                                 FULL ASSIGNMENT

         FOR VALUE RECEIVED ___________________________hereby sells, assigns and transfers unto _______________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ______________________, attorney, to transfer said Warrant on the books of NEWS COMMUNICATIONS, INC.

Dated:___________________                 Signature: __________________________

                                          Address: ____________________________

                                                   ____________________________


                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED _______________________ hereby assigns and transfers unto _____________________________ the right to purchase ________________ shares of Common Stock of NEWS COMMUNICATIONS, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ______________________, attorney, to transfer that part of said Warrant on the books of NEWS COMMUNICATIONS, INC.

Dated:___________________                 Signature: __________________________

                                          Address: ____________________________

                                                   ____________________________